SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2006

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27441	54-1878819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 Eckington Place, N.E.
Washington, DC	20002
(Address of principal executive offices)	(Zip Code)

(202) 380-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 17, 2006, we issued a press release to announce the commencement of an offer to exchange a new series of 9.75% Senior Notes due 2014 and a new series of Senior Floating Rate Notes due 2013 registered under the Securities Act of 1933 for all of the 9.75% Senior Notes due 2014 and Senior Floating Rate Notes due 2013, respectively, issued in May 2006 as part of a private placement under Rule 144A. A copy of the press release is attached as exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated August 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: August 17, 2006	By:	/s/ Joseph M. Titlebaum
Joseph M. Titlebaum
General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Document
99.1	Press release, dated August 17, 2006.